                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                 FUEL TECH N.V.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                FUEL-TECH N.V.


                 Castorweg 22-24, Curacao, Netherlands Antilles
                           -----------------------
               Notice of Annual General Meeting of Shareholders
                            To be Held June 23, 2000
                            -----------------------

To the Shareholders of Fuel-Tech N.V.:

     The Annual General Meeting (the "Meeting") of Shareholders of Fuel-Tech N.V., a Netherlands Antilles limited liability company (the "Company"), will be held Friday, June 23, 2000, at the registered office of the Company, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. local time, to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting on these matters is also enclosed.

   1. To approve the Annual Report of Management to Shareholders on the business and administration of the Company for the calendar year ended December 31, 1999 (the "Annual Report.");

   2. To approve the Financial Statements for said calendar year, being the Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Shareholders' Equity, and Consolidated Statement of Cash Flows with Notes and Auditors Report together with the Balance Sheet and the Statement of Operations of the Company;

   3. To elect eight (8) Managing Directors and to approve their compensation;

   4. To appoint Auditors for the year 2000 and to authorize the Managing Directors to approve their compensation;

   5. To transact any other business that may properly come before the meeting or at any adjournment thereof.

     Only common shareholders of record at the close of business on June 22, 2000 are entitled to notice of and to vote at the Meeting. The presence in person or by proxy of stockholders entitled to cast one-third of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

     The Annual Report is enclosed with this Notice of Meeting and Proxy Statement.

FUEL-TECH N.V.

Charles W. Grinnell
Secretary
April 24, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN ORDER TO ESTABLISH A QUORUM AND TO RECORD YOUR VOTE. YOU MAY ALSO SEND YOUR COMPLETED PROXY BY FACSIMILE TO THE TRANSFER AGENT IN THE UNITED STATES AT (860) 528-6472.

AN INFORMATION MEETING WILL BE HELD ON JUNE 14, 2000 FROM 11:00 A.M. TO 12:30 P.M., LOCAL TIME, AT THE CADOGAN THISTLE HOTEL, 75 SLOANE STREET, LONDON, U.K. SW1.

                                FUEL-TECH N.V.
                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Managing Directors (the "Board") of Fuel-Tech N.V., a Netherlands Antilles limited liability company (the "Company"), in connection with the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the registered offices of the Company, Castorweg 22-24, Curacao, Netherlands Antilles, Friday, June 23, 2000, at 10:00 a.m. local time, and at any adjournments thereof.

     The record date with respect to mailing of this solicitation is April 19, 2000. Under Netherlands Antilles law, however, all holders of Company common stock as of the close of business on June 22, 2000 are nevertheless entitled to vote at the meeting. As of the record date the Company had 18,471,243 shares of common stock outstanding according to the records of the Company's Transfer Agent. Each share is entitled to one vote. Under the rules of The Nasdaq Stock Market, Inc., a quorum of one third of the votes entitled to be cast is required for action on matters taken up at the Meeting.

     Each shareholder is entitled to appoint a representative at the Meeting other than those named in the form of proxy. A shareholder desiring to appoint some other person who need not be a shareholder may do so by completing another proper form of proxy for use at the Meeting. All completed forms of proxy should be mailed promptly in the enclosed return envelope for delivery on or before 5:00 p.m. (local time) June 22, 2000 to the transfer agent.

     A shareholder giving a proxy may revoke such proxy by an instrument in writing signed by the shareholder, by his attorney-in-fact authorized in writing, or, if the shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney, and deposited with the Transfer Agent at the above address or with the Chairman of the Meeting at the time of the Meeting.

     If a proxy is signed and not revoked by the shareholder, the shares it represents will be voted at the Meeting in accordance with the instructions of the stockholder. Abstentions and broker non-votes are counted as present in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of each Item on the agenda in accordance with the recommendations of the Board. Members of the Board and executive officers of the Company may solicit shareholders' proxies by mail, telephone or facsimile. The Company shall bear the cost of proxy solicitation, if any.

                                 ANNUAL REPORT

     The Company's Annual Report to Shareholders (the "Report"), contains the report of Management on the business and administration of the Company for the calendar year ended December 31, 1999 and financial statements reflecting the financial position and results of operations of the Company for 1999 (the "Financial Statements"), together with the Company's Balance Sheet and Statement of Operations. The Financial Statements are set forth in consolidated form and, as required by Netherlands Antilles law, in unconsolidated form (Note 12 to the Financial Statements). A report to shareholders is also legally required. The Report and this Proxy Statement were distributed together commencing during the week of April 24, 2000. The Report is available for inspection at the office of the Company written on the Notice of Meeting and will be available for inspection at the Meeting.

     A resolution will be presented at the Meeting for the adoption of the Annual Report and the approval of the Financial Statements.

     The Company is advised by Netherlands Antilles counsel that approval of the Report and the Financial Statements at the Meeting will, under applicable Netherlands Antilles law, discharge the Managing Directors from legal liability for their activities as directors for the year ended December 31, 1999.

     The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Board recommends a vote FOR this proposal.

                             ELECTION OF DIRECTORS

     The Board proposes the election of eight Managing Directors. The term of office of each director is until the next Annual General Meeting or until a successor shall have been duly elected. Douglas G. Bailey, Ralph E. Bailey, John A. de Havilland, Charles W. Grinnell, Jeremy D. Peter-Hoblyn, John R. Selby, Tarma Trust Management N.V., and James M. Valentine, who are each incumbent directors, are the nominees for election as Managing Directors of the Company. Each of the nominees has consented to act, if elected. Should one or more of these nominees become unavailable to accept nomination or election, votes will be cast for a substitute nominee, if any, designated by the Board. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent. A motion will be proposed at the Meeting for the election of the foregoing eight directors and to approve their compensation as described below under the caption "Director's Compensation."

     The affirmative vote of a majority of the shares voting is required for the election of directors and the approval of their compensation. The Company recommends a vote FOR each of the nominees.

     The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Managing Director of the Company.

Name                                      Age     Director Since
--------------------------------------   -----   ---------------
Ralph E. Bailey ......................    76          1998
Douglas G. Bailey ....................    50          1998
John A. de Havilland .................    62          1988
Charles W. Grinnell ..................    63          1989
Jeremy D. Peter-Hoblyn ...............    60          1988
John R. Selby ........................    70          1998
Tarma Trust Management N.V. ..........    --          1998
James M. Valentine ...................    46          1993

Shareholders' Agreement

     Pursuant to a Shareholders' Agreement of April 30, 1998 (the "Agreement") between the Company and certain investors (the "Investors"), the Company and the Investors have agreed that for a defined period, (a) the Investors may nominate three directors for appointment as Managing Directors of the Company, one of whom shall be an independent director and (b) the other Managing Directors (the "Other Directors") shall be entitled to nominate four Managing Directors, one of whom shall be an independent director.

     The Board of Managing Directors has nominated for appointment as Managing Directors the persons named above under the caption "Managing Directors." Of these nominees, Messrs. D. G. Bailey, R. E. Bailey and Selby are nominees of the Investors, Mr. Selby being independent. Messrs. de Havilland, Grinnell, Peter-Hoblyn and Valentine are nominees of the Other Directors, Mr. de Havilland being independent. Tarma Trust Management N.V. is the joint nominee of the Investors and the Other Directors.

     The Investors are Douglas G. Bailey, Ralph E. Bailey, Nolan R. Schwartz and certain related parties who are associated with American Bailey Corporation, a privately owned company of which Mr. Ralph E. Bailey is Chairman and Mr. Douglas G. Bailey, his son, is President and CEO.

     The defined period for the exercise by the Investors of the above described nominating rights is (a) not more than 10 years or (b) such lesser period ending when as a group the Investors own, in the aggregate, (x) during the first four years after the making of the Agreement, less than 50% of the shares of the Company acquired pursuant to a Stock Purchase Agreement as of April 30, 1998 (the "SPA"), and (y) during the period following the Making of the Agreement and ending on the tenth anniversary thereof, less than 10% of the then outstanding shares of the Company. Pursuant to the SPA the Investors purchased and own 4,750,000 shares of the Company and have the right through warrants to acquire an additional 3,000,000 shares.

Directors and Executive Officers of the Company and Fuel Tech, Inc.

     Vincent M. Albanese, 51, has been Vice President Air Pollution Control, Sales and Marketing of Fuel Tech, Inc. since April, 1998. He was Vice President Sales and Marketing of Nalco Fuel Tech, a joint venture between Fuel Tech, Inc. and Nalco Chemical Company ("Nalco"), prior to joining Fuel Tech, Inc., and had served Nalco Fuel Tech since 1990. Prior to his service with Nalco Fuel Tech, Mr. Albanese was a market development specialist with Nalco, his employer since 1975.

     Steven C. Argabright, 57, has been a director and the President and Chief Operating Officer of Fuel Tech, Inc. since April, 1998. He was President and Chief Executive Officer of Nalco Fuel Tech from 1996 to April, 1998 and Vice President of Nalco Fuel Tech from 1990 to 1996. Prior to the formation of Nalco Fuel Tech, Mr. Argabright was a Regional Sales Manager of Nalco, his employer since 1973.

     Ralph E. Bailey has been director and Chairman of the Board and Chief Executive Officer of the Company and a director of Fuel Tech, Inc. since April, 1998. He has been a director and Chairman of American Bailey Corporation ("ABC"), a privately owned business acquisition and development company, since 1984. Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco, Inc., an energy company, and a former Vice Chairman of E.I. du Pont de Nemours & Co., a chemical company. Mr. Bailey is also a director of Rowan Companies, Inc., an oil and gas services company, and Clean Diesel Technologies, Inc., a pollution control products company.

     Douglas G. Bailey has been a director of the Company and of Fuel Tech, Inc. since April, 1998. Mr. Bailey, who is the son of Ralph E. Bailey, has been the President and Chief Executive Officer of ABC since 1984. Mr. Bailey is Chairman of Golden Casting Corporation, a foundry company affiliated with ABC. Mr. Bailey is a director of Clean Diesel Technologies, Inc.

     Stephen P. Brady, 43, has been Vice President -- Fuel Chem of Fuel Tech, Inc. since February, 1998. Prior to joining Fuel Tech, Inc., Mr. Brady was a Regional Sales Manager of Nalco, his employer since 1980.

     John A. de Havilland has been, except for the period April, 1998 to December, 1998, a director of the Company since its inception and of Fuel Tech, Inc. from 1984 to 1998. He is a director of Clean Diesel Technologies, Inc. Mr. de Havilland was a director of J. Henry Schroder Wagg & Co. Ltd., a British bank, from 1971 until his retirement in 1990.

     Charles W. Grinnell has been Vice President, General Counsel and Corporate Secretary of the Company since 1988 and a director of the Company and Fuel Tech, Inc. since September, 1989. Mr. Grinnell has been a director of Clean Diesel Technologies, Inc. since 1994 and has been a partner in the Stamford, Connecticut law firm of Huth & Grinnell, LLC since 1992.

     Jeremy D. Peter-Hoblyn has been a director of the Company since its inception and of Fuel Tech, Inc. since 1984. He has been a director and the President and Chief Executive Officer of Clean Diesel Technologies, Inc. since 1994. Mr. Peter-Hoblyn was Chief Executive Officer of Fuel-Tech N.V. from 1993 to 1996.

     John R. Selby has been a director of the Company since December, 1998 and of Fuel Tech, Inc. since November, 1998. Mr. Selby was a director and the President and Chief Executive Officer of SPS Technologies, Inc. until his retirement in 1993 and was a director of General Signal Corporation from 1987 to 1998.

     Nolan R. Schwartz, 49, has been a director of Fuel Tech, Inc. since April, 1998. He is a Principal of American Bailey Corporation, his employer since 1988. Mr. Schwartz is a Director of Golden Casting Corporation.

     Scott M. Schecter, 43, has been Vice President, Chief Financial Officer and Treasurer of the Company since January, 1994 and has been a director of Fuel Tech, Inc. since April, 1998. Mr. Schecter was also Chief Financial Officer of Clean Diesel Technologies, Inc. from 1995 through November, 1999. From June 1990 through January 1994, Mr. Schecter was Senior Vice President and Chief Financial Officer of American Vision Centers, Inc., a consumer products company.

     Tarma Trust Management, N.V., a director of the Company since April, 1998, is a Netherlands Antilles limited liability company in Curacao specializing in company management and representation.

     James M. Valentine has been a director of the Company since September, 1993. Mr. Valentine has been a director and Executive Vice President and Chief Operating Officer of Clean Diesel Technologies, Inc. since 1994. He served Fuel Tech, Inc. from 1982 through 1990 as Vice President -- Marketing and served the Company as Executive Vice President from 1993 through April 1998. From the period 1990 through 1993, Mr. Valentine was the head of his own energy and environmental consulting firm.

     There are no family relationships between any of the directors or executive officers, except as stated above.


Board Committees of the Company and Fuel Tech, Inc.

     The Board has an Audit Committee of which the members are Mr. de Havilland, Chairman, Mr. Selby and Mr. R.E. Bailey (ex officio). There are no other committees of the Board of Directors of the Company. Compensation matters are determined by the Compensation Committee of Fuel Tech, Inc. of which the members are Messrs. Selby, Chairman, S. C. Arbabright (ex officio), D. G. Bailey, R. E. Bailey and N. R. Schwartz. Ex officio members of Company or Fuel Tech, Inc. committees are participating but non-voting members.

     The Audit Committee is responsible for review of audits, financial reporting and compliance, accounting and internal controls policy, and recommendations to the Board regarding the engagement of independent auditors and oversight of their activities.

     The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs and recommends stock option awards to the Board of the Company.


Meetings

     During the year ended December 31, 1999 there were five meetings of the Board of Directors of the Company, two meetings of its audit Committee and four meetings of the Compensation Committee of Fuel Tech, Inc. Each director of the Company attended at least 75% of Board and committee meetings of which he was a member during the period of his directorship.


Indemnification

     Under the Articles of Incorporation of the Company, indemnification is afforded the Company's directors and executive officers to the fullest extent permitted by the provisions of the laws of the Netherlands Antilles. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. The Company is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of the Company, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of the Company.

     The Company carries insurance providing indemnification, under certain circumstances, to all of its and its subsidiaries directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is $85,000. No sums have been paid for such indemnification to any past or present director or officer by the Company or under any insurance policy.

                    RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors has appointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be the Company's auditors for the year 2000 and submits that appointment to stockholders for approval. Ernst & Young served in that capacity since 1990 and is knowledgeable about the Company's operations and accounting practices and is well-qualified to act in the capacity of independent accountants. Representatives of Ernst & Young are not expected to be present in Curacao at the Meeting or in London at the Information Meeting.

     The appointment of auditors is approved annually by the Board on the recommendation of the Audit Committee and subsequently submitted to the stockholders for ratification. In making the appointment, the Board reviews Ernst & Young's performance in prior years along with its reputation for integrity and overall competence in accounting and auditing. The scope, timing, and fees applicable to the audit of the Company's consolidated financial statements, as well as non-audit services, are also reviewed and approved annually by the Board on the recommendation of the Audit Committee.

     The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Company recommends a vote FOR this proposal.



           PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of March 31, 2000 by (i) each person known to the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.


Name and Address(1)                                                      No. of Shares(2)     Percentage(3)
---------------------------------------------------------------------   ------------------   --------------
Beneficial Owner
RIT Capital Partners plc ............................................        1,028,882        4.9%
Management
Vincent M. Albanese(4)(5) ...........................................           33,750          *
Steven C. Argabright(5) .............................................           69,000          *
Douglas G. Bailey(5) ................................................        1,932,500        9.3%
Ralph E. Bailey(5)(6) ...............................................        4,680,000       22.5%
Stephen P. Brady(5) .................................................           25,000          *
John A. de Havilland(5) .............................................           10,000          *
Charles W. Grinnell(5) ..............................................           36,500          *
Jeremy D. Peter-Hoblyn(5) ...........................................          110,000          *
John R. Selby(5)(6) .................................................           15,000          *
Scott M. Schecter(5) ................................................          119,000          *
Tarma Trust Management N.V. .........................................               --         --
James M. Valentine(5) ...............................................           97,925          *
All Directors and Officers as a Group (12 persons)(4)(5)(6) .........        7,128,675       34.2%

------------
* Less than one percent (1.0%)

(1) The address of each of the above management beneficial owners is c/o Fuel Tech, Inc., Suite 703, 300 Atlantic Street, Stamford, Connecticut 06901, except Tarma Trust Management N.V. which is Castorweg 22-24, Curacao, Netherlands Antilles. The address of RIT Capital Partners plc, is 27 St. James Place, London, England SW1A 1NR.
(2) Except for 4,000 of the shares indicated for Mr. Argabright which are owned by his spouse, the owners of all shares are believed by the Company to have sole ownership and investment control of such shares.
(3) The percentages in each case are of the outstanding common and all warrants or options exercisable within 60 days.
(4) Does not include 2,000 shares owned by Mr. Albanese's spouse as to which he disclaims beneficial ownership.
(5) Includes shares subject to options and warrants exercisable presently and within 60 days for Mr. Albanese, 28,750 shares; Mr.Argabright, 60,000 shares; Mr. D. G. Bailey, 1,857,500 shares; Mr. R.E. Bailey, 20,000 shares; Mr. Brady, 25,000 shares; Mr. de Havilland, 10,000 shares; Mr. Grinnell, 15,000 shares; Mr. Peter-Hoblyn, 110,000 shares; Mr. Schecter, 115,000 shares; Mr. Selby, 10,000 shares; Mr. Valentine, 95,000 shares; and, for all directors and officers as a group, 2,356,250 shares.
(6) Does not include for Mr. R. E. Bailey 7,829 Units and for Mr. Selby 9,024 Units accrued at March 31, 2000 under the Directors Deferred Compensation Plan.


                            EXECUTIVE COMPENSATION

     The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Mr. Ralph E. Bailey, Chairman and Chief Executive Officer, Mr. Vincent M. Albanese, Vice President of FTI, Steven C. Argabright, Vice President and Chief Operating Officer of FTI, Stephen P. Brady, Vice President of FTI and Scott M. Schecter, Vice president, Treasurer and Chief Financial officer of the Company and FTI during the fiscal years ending December 31, 1999, 1998 and 1997.

Summary Compensation Table




                                                                                    Long-Term
                                                                                      Shares
                                                                                    Underlying
                                                          Annual                     Options
                                          --------------------------------------     Granted         All Other
Name and Principal Position       Year     Salary(1)     Bonus(2)     Other(3))       (#)(4)      Compensation(5)
------------------------------   ------   -----------   ----------   -----------   -----------   ----------------
Vincent M. Albanese ..........   1999       140,852       35,553                      50,000           9,456
Vice President                   1998       133,313       42,811                      50,000           5,395
                                 1997       124,735        7,796                          --           8,757

Steven C. Argabright .........   1999       178,230       72,475                      75,000           9,600
President and Chief              1998       164,278       76,856                     100,000           8,277
Operating Officer                1997       158,000       11,850                          --          11,092

Ralph E. Bailey ..............   1999            --           --                      10,000          14,603
Chairman and Chief               1998            --           --                      10,000           6,833
Executive Officer                1997            --           --                          --              --

Stephen P. Brady .............   1999       140,837       35,087                      50,000           9,285
Vice President                   1998       123,469       30,233                      50,000           6,750
                                 1997            --           --                          --              --

Scott M. Schecter ............   1999       190,747       48,020       2,323          50,000           9,600
Vice President, Treasurer        1998       183,189       36,223       2,249          50,000           9,600
and Chief Financial Officer      1997       180,477           --       2,103              --           9,550

------------
(1) Mr. Bailey, who became Chairman on June 5, 1998, is not an employee of the Company or of Fuel Tech, Inc. Mr. Brady became an employee on February 1, 1998. Prior to April 30, 1998, Messrs. Argabright and Albanese were employees of Nalco Chemical Company seconded to the Nalco Fuel Tech Joint Venture and the Company bore 50% of the cost of their compensation prior to that date.

(2) Bonus payments for 1997 were for participating employees in the Nalco Fuel Tech Joint Venture Management Incentive Program.
(3) The amounts designated "Other" for Mr. Schecter are premiums for disability insurance.
(4) With the exception of the options granted to Mr. Bailey which were Non-Qualified Stock Options, the options granted were Incentive Stock Options. The options do not include stock appreciation rights.
(5) The amounts designated "Other Compensation" include, respectively, for Mr. Bailey in 1998 and 1999 directors fees which for 1999 were deferred under the Directors Deferred Compensation Plan as 6,770 Units; and for Messrs. Albanese, Argabright, Brady and Schecter, Company profit sharing and matching contributions to the Fuel Tech, Inc. 401(k) plan.


Directors' Compensation

     The Company provides an annual retainer of $10,000 payable quarterly in arrears and meeting fees of $1,000 for days spent on Board or committee meetings in excess of five per year. The Board has generally four regularly scheduled meetings per year. In addition, committee chairmen, both of the Company and Fuel Tech, Inc., are provided an annual retainer of $2,000. Non-executive directors are entitled under the Company's Directors Deferred Compensation Plan to defer fees in either cash with interest or share equivalent "Units" until fixed dates, including the date of retirement from the Board.

     Directors employed by the Company or its subsidiaries receive compensation other than directors fees but receive no compensation for their service as directors. Except for the retainer for committee chairmen and the non-executive options referred to below, Fuel Tech, Inc. directors are not compensated for their service as directors.

     Under the non-executive feature of the Company's 1993 Incentive Plan, each non-executive director of the Company or of Fuel Tech, Inc. receives as of the date following the annual meeting a Non-Qualified Stock Option award of 10,000 shares for a term of 10 years vesting immediately. In 1999 such 10,000 share options were granted to Messrs. D. G. and R. E. Bailey, de Havilland, Peter-Hoblyn, Schwartz, Selby and Valentine at the exercise price of $2.125


Compensation Committee Interlocks and Insider Participation

     Mr. R. E. Bailey, who is not an employee of the Company or of Fuel Tech, Inc., is Chairman and Chief Executive Officer of the Company and is a member of the Fuel Tech, Inc. Compensation Committee (the "Committee"). Mr. Argabright is President and Chief Operating Officer of Fuel Tech, Inc. and, as an ex officio member of the Committee, participates in meetings of the Committee but does not vote on Committee actions. Mr. R. E. Bailey is Chairman and a shareholder of ABC and Mr. D. G. Bailey is President, Chief Operating Officer and an employee and shareholder of ABC, in which relationships they enjoy a direct material interest in the management services fees set forth below under the caption "Management Services Agreement."

                   OPTION GRANTS IN THE LAST FISCAL YEAR(1)

                                  Number of      % of Total                                        Potential Realizable
                                    Shares         Options                                           Value of Assumed
                                  Underlying     Granted to     Exercise or                       Annual Rates of Stock
                                   Options      Employees in     Base Price                       Price Appreciation for
Name                             Granted (#)        1999           ($/Sh)      Expiration Date         Option Term
------------------------------  -------------  --------------  -------------  -----------------  ------------------------
                                                                                                      5%          10%
                                                                                                 -----------  -----------
Vincent M. Albanese ..........     50,000       9.7%           $ 2.125              2/2/09        $ 66,831     $169,363
Steven C. Argabright .........     75,000      14.6%           $ 2.125              2/2/09        $100,247     $254,044
Ralph E. Bailey ..............     10,000       1.9%           $ 2.125             6/28/09        $ 13,366     $ 33,873
Stephen P. Brady .............     50,000       9.7%           $ 2.125              2/2/09        $ 66,831     $169,363
Scott M. Schecter ............     50,000       9.7%           $ 2.125              2/2/09        $ 66,831     $169,363

------------
(1) Except the options granted to Mr. Bailey which are immediately exercisable, 50% of the above stock option awards are first exercisable on the second anniversary of grant and 50% of the balance on the third and fourth anniversaries of grant. 1999 options were granted on February 2, 1999. The Company has not historically and did not in 1999 grant stock appreciation rights.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES




                                                             Number of        Number of
                                                             Securities       Securities        Value of         Value of
                                                             Underlying       Underlying       Unexercised      Unexercised
                                                            Unexercised      Unexercised      in-the-Money     in-the-Money
                                   Shares                    Options at       Options at       Options at       Options at
                                  Acquired                  Fiscal Year         Fiscal           Fiscal           Fiscal
                                     on          Value          End/          Year-End/         Year-End/        Year-End/
Name                              Exercise     Realized     Exercisable     Unexercisable      Exercisable     Unexercisable
------------------------------   ----------   ----------   -------------   ---------------   --------------   --------------
Vincent M. Albanese ..........      --           --             8,750          100,000           $ 3,833          $25,050
Steven C. Argabright .........      --           --            30,000          175,000           $13,140          $48,525
Ralph E. Bailey ..............      --           --            20,000               --           $ 7,200               --
Stephen P. Brady .............      --           --                --          100,000                --          $25,050
Scott M. Schecter ............      --           --            90,000          100,000           $32,850          $25,050

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


Compensation Policies

     The Company's executive compensation policies are to pay competitive salaries and annual incentive compensation, if earned, and to grant stock option awards in appropriate amounts.

     Competitive salaries are based on Management's knowledge of market conditions supplemented by salary surveys as well as the position of each employee within the business and historical practice. Incentive compensation, intended to encourage performance, may be in the form of discretionary bonuses or participation by managers in the Fuel Tech, Inc. Management Incentive Program ("MIP"). Company stock option awards are made to provide a long-term incentive to employees and to create a common interest between the employees and its shareholders generally.


Compensation of Executive Officers -- 1999

     The key components of the Company's executive compensation program during the last fiscal year were base salary, Management Incentive Program ("MIP") cash awards and incentive stock option awards under the 1993 Plan. The base salaries are fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies, and the Company's financial position. MIP awards are based upon the Company's achievement of the annual profit plan and the individual officer's allocated percentage of an amount determined by the Board to be the MIP "pool," if the financial performance is achieved. The Stock options are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods the option program encourages executives to remain in the employ of the Company. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options if the trading price of the Company's shares increases, thus aligning their financial interests with those of the shareholders.


Compensation of Chief Executive Officer -- 1999

     The Chairman and Chief Executive Officer, Ralph E. Bailey, is not an employee of the Company or of Fuel Tech, Inc. and received directors fees and stock option awards for service in his capacity as a director only. See also the text below under the caption "Management Services Agreement" concerning payments by the Company to American Bailey Corporation.

     In 1999, Mr. Argabright, President and Chief Operating Officer of Fuel Tech, Inc., was paid a competitive base salary. A significant portion of Mr. Argabright's annual compensation was, however, based on incentive compensation. Mr. Argabright's incentive compensation target percentage was 40% of base salary, and, the Company having achieved its profit goals, that incentive compensation was earned. Stock option awards to Mr. Argabright in 1999 were 75,000 shares.

     This report has been prepared by the following members of the Compensation Committee of Fuel Tech, Inc.

       D. G. Bailey                   R. E. Bailey
       N. R. Schwartz                 J. R. Selby

     This compensation report and the following performance graph shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report.


                               PERFORMANCE GRAPH

     The following line graph compares (i) the Company's total return to shareholders per share of Common Stock from January 1, 1995 through the end of 1999 to that of (ii) the Russell 2000 index, (iii) the Standard and Poors Pollution Control Index and (iv) a Peer Group Index prepared by the Company which includes CECO Environmental Corporation, MPM Technologies, Inc. and Environmental Elements Corporation.


220 |---------------------------------------------------------------------------
    |
    |
    |
200 |--------------------------------------------------------------------#------
    |
    |
    |
180 |---------------------------------------------------------------------------
    |                                          #
    |                                                       #
    |
160 |---------------------------------------------------------------------------
    |
    |
    |                              #
140 |---------------------------------------------------------------------------
    |
    |
    |                 #                                     *
120 |---------------------------------------------------------------------------
    |                              *           *
    |                 *
    |
100 |---o*#$--------------------------------------------------------------------
    |
    |
    |
 80 |-----------------o---------------------------------------------------------
    |                 $
    |                                          $
    |                                                                    $
 60 |-------------------------------------------------------$-------------------
    |                              $                                     *
    |
    |
 40 |--------------------------------------------------------------------o------
    |                                                       o
    |
    |                              o           o
 20 |---------------------------------------------------------------------------
    |
    |
    |
  0 |----------|------------|-----------|------------|------------|------------|
      12/31/94    12/31/95     12-31/96    12/31/97     12/31/98     12/31/99

   -----------------------------------------------------------------------------
   |  o Fuel-Tech N.V. Stock Price              # Russell 2000 Index           |
   |  * S&P Pollution Control Index             $ Peer Group Index             |
   -----------------------------------------------------------------------------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Management Services Agreement

     Pursuant to a Management Services Agreement of April 30, 1998, as amended, between Fuel Tech, Inc. (FTI) and American Bailey Corporation ("ABC"), ABC will provide management services to FTI and, if requested, the Company. Such management services shall consist of management policy guidance and assistance in the areas of management focus and strategic direction, world-wide marketing strategy and planning, internal accounting and administrative procedures, management and organizational development, financial analysis, budgeting and working capital management and market analysis, industry trend analysis, and advice regarding power generation and internal combustion engine markets. The fee payable to ABC by FTI for these services is $125,000 per year from September 1, 1999 through May 1, 2000 and thereafter $250,000 per year until expiration of the Agreement on April 30, 2002. Ralph E. Bailey is Chairman and Douglas G. Bailey is President and Chief Operating Officer of ABC and both are shareholders of ABC.


Clean Diesel Technologies, Inc. Management Services Agreement

     Under an August 3, 1995 Management and Services Agreement with CDT, $106,000 was paid to the Company by Clean Diesel Technologies, Inc. in 1999 for reimbursement on account of the costs to the Company of administrative, legal and management services. $66,000 of the 1999 reimbursement was on account of legal services provided by Mr. Grinnell to CDT.

     The Company is entitled until 2008 to a royalty of 2.5% per year of CDT's Platinum Fuel Catalyst revenues under assignments of technology from the Company to CDT. CDT may terminate this royalty obligation by payment to the Company of $9,818,180 in 2000 declining to $1,090,910 in 2008. To date no royalty payments have been made under the assignments. The Company has a 21.8% equity ownership interest in CDT. Messrs. Ralph and Douglas Bailey, and de Havilland, Grinnell, Peter-Hoblyn and Valentine are directors of the Company and CDT.


Employment Agreement

     Mr. Schecter has an employment agreement with the Company effective January 17, 1994 for an indefinite term unless cancelled in writing by either party. If canceled by Mr. Schecter, two months notice is required. If canceled by the Company for reasons other than "just cause" (as defined in the agreement), the Company shall continue Mr. Schecter's then base salary and benefits until he finds other comparable employment but not for a period in excess of one year. The contract also contains provisions relating to Mr. Schecter's obligations to maintain the confidentiality of the Company's proprietary information and to protect such information from competitors and to assign certain inventions to the Company.

                                    GENERAL


Section 16(a) Beneficial Ownership Reporting Compliance

     During 1999 the Company was a foreign private issuer and Section 16(a) compliance reports were not required.


Other Business

     Management knows of no other matters that may properly be, or are likely to be, brought before the meeting other than those described in this proxy statement.


Shareholder Proposals

     If other proper matters are introduced at the Meeting, the individuals named as Proxies on the enclosed Proxy Card will vote in their discretion the shares represented by the Proxy Card. In order to be presented for action at the Meeting, such matters must, under the Articles of the Company, be sent by registered airmail to the Board of Directors in writing postmarked prior to Midnight, June 11, 2000 to the above address of the Company in order to be presented for consideration at the Meeting.

     Proposals of shareholders intended for inclusion in the proxy statement and proxy to be mailed to all shareholders entitled to vote at the Annual General Meeting of Shareholders to be held in the year 2001 must be received in writing addressed to the Board of Directors at the above address of the Company or to the Secretary at Fuel Tech, Inc., 300 Atlantic Street, Stamford CT 06901 USA on or before December 26, 2000.



                                          FUEL-TECH N.V.



                                          Charles W. Grinnell
                                          Secretary


April 24, 2000

The Company will provide without charge to each person being solicited by this Proxy Statement, upon written request, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1999, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. All such requests should be directed to the Secretary at the above address of the Company or to Fuel Tech, Inc., 300 Atlantic Street, Stamford CT 06901.

Statements in this Proxy Statement which are not historical facts, so-called "forward-looking statements" are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Stockholders are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission and also set out under the caption "Risk Factors" in the Company's Annual Report on Form 10-K.

PROXY                                                                     PROXY

                  Solicited by the Board of Managing Directors

                                 FUEL-TECH N.V.

                 Annual Meeting of Shareholders - June 23, 2000

         The undersigned hereby appoints Ralph E. Bailey, Charles W. Grinnell or Tarma Trust Management N.V., acting singly, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Fuel-Tech N.V.(the "Company") which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the office of the Company, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. on Friday June 23, 2000, and at any adjournments or postponements of the meeting, for the approval of the agenda items set forth below and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with and as described in the Notice of Meeting and accompanying Proxy Statement. The Board of Directors recommends a vote for election as Managing Director of each of the nominees and of each other agenda item, and, if no direction is given, this proxy will be voted for all nominees and for such other items.

             IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE

                            . Fold and Detach Here .

1. To approve the Annual Report of Management of the Company for the year ended December 31, 1999.

FOR       AGAINST      ABSTAIN


2. To approve the Financial Statements of the Company for the year ended December 31, 1999.

FOR       AGAINST      ABSTAIN


3. To approve the election as Managing Directors of Douglas G. Bailey, Ralph E. Bailey, John A. de Havilland, Charles W. Grinnell, Jeremy D. Peter-Hoblyn, John
R. Selby, Tarma Trust Management N.V. and James M. Valentine and to fix their compensation.

FOR all nominees               WITHHOLD
listed above (except          AUTHORITY
as marked to the           to vote for all
contrary)                nominees listed above

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

-------------------------------------------------------------------------------

4. To approve the appointment of Ernst & Young LLP as independent auditors for the year 2000 and to authorize the Board of Managing Directors to fix their compensation.

FOR         AGAINST       ABSTAIN





                                  Dated                                  , 2000
                                        ---------------------------------

                                  ---------------------------------------------


                                  ---------------------------------------------
                                          (Signature of Shareholder)

                                  Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.